SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 1997


                           Lafayette Industries, Inc.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                       0-25384                 11-3190678
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                   File No.)           Identification No.)


                160 Broadway, Suite 901, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500


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Item 7.  Financial Statements and Exhibits.

         1.       Form of Regulation S Subscription Agreement.(1)

(1) Filed as an exhibit to the Registrant's Form 8-K for December 20, 1996, and incorporated herein by reference.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On February 6, 1997, the Registrant sold an aggregate of 2,000,000 shares of Common Stock at $.25 per share, for an aggregate of $500,000 to the following two offshore investors pursuant to Regulation S of the Securities Act of 1933, as amended, each of which purchased 1,000,000 shares of Common Stock for $250,000: Lancar Limited and Jarley Limited. No underwriter was involved in connection with such issuances and no brokerage or underwriting fees or commissions were paid.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LAFAYETTE INDUSTRIES, INC.


                                          LEWIS S. SCHILLER
                                          -----------------
Date: February 25, 1997                   Lewis S. Schiller
                                          Chairman and Chief Executive Officer

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